United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
October 10, 2007

UTi Worldwide Inc.
(Exact name of Registrant as Specified in its Charter)

000-31869
(Commission File Number)

British Virgin Islands	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

9 Columbus Centre, Pelican Drive	c/o UTi, Services, Inc.
Road Town, Tortola	100 Oceangate, Suite 1500
British Virgin Islands	Long Beach, CA 90802 USA
(Addresses of Principal Executive Offices)

562.552.9400
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

UTi Worldwide Inc.

 Current Report on Form 8-K
October 10, 2007

Item 8.01.  Other Events

Previously, UTi Worldwide Inc., a British Virgin Islands corporation, which we refer to as UTi or the company, disclosed in its Form 10-Q filed on September 10, 2007 that it had responded in July 2007 to a subpoena from the U. S. Department of Justice (DOJ) in connection with the U.S. DOJ’s publicly announced investigation into the pricing practices of a number of foreign and domestic air carriers. On October 10, 2007, the DOJ disclosed that it was investigating alleged anti-competitive behavior in the international freight forwarding industry.  In connection with this industry-wide investigation, the DOJ executed a search warrant on a subsidiary of the company on October 10, 2007, which the company believes was one of many search warrants executed by the DOJ in a coordinated manner on other leading companies in the industry.  Also on October 10, 2007, the company understands that the European Commission announced that it had carried out unannounced inspections at the premises of various freight forwarding providers in Europe.  On the same day, UTi received a notice from the Canadian Competition Bureau that the Bureau has commenced an investigation with respect to alleged anti-competitive activity of persons involved in the provision of international freight forwarding services to and from Canada and requesting that UTi preserve any records relevant to such investigation.  The company is continuing to cooperate with these investigations.

Safe Harbor Statement

Certain statements in this Current Report may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  The company intends that all such statements be subject to the “safe-harbor” provisions contained in those sections. These forward-looking statements are subject to risks, uncertainties and assumptions, some of which cannot be predicted or quantified.  Many important factors may cause the company’s actual results to differ materially from those discussed in any such forward-looking statements, including integration risks associated with acquisitions, the ability to retain customers and management of acquisition targets; a challenging operating environment; increased competition; the impact of higher fuel costs; the effects of changes in foreign exchange rates; changes in the company’s effective tax rates; industry consolidation making it more difficult to compete against larger companies; general economic, political and market conditions, including those in Africa, Asia and Europe; work stoppages or slowdowns or other material interruptions in transportation services; risks of international operations; risks associated with possible adverse outcomes from the investigations mentioned above and the costs and expenses the company may incur as a result of such investigations; the success and effects of new strategies; disruptions caused by epidemics, conflicts, wars and terrorism; and the other risks and uncertainties described in the company’s filings with the Securities and Exchange Commission.  Although UTi believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, we cannot assure you that the results contemplated in forward-looking statements will be realized in the timeframe anticipated or at all.  In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by UTi or any other person that UTi’s objectives or plans will be achieved.  Accordingly, investors are cautioned not to place undue reliance on our forward-looking statements.  UTi undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTi Worldwide Inc.

Date:	October 11, 2007	By:	/s/ Lance E. D’Amico
Lance E. D’Amico
Senior Vice President and Global General Counsel